Exhibit 99.2


      Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of United Bancshares, Inc. (the "Company") on the Form 10-K for the period ending, December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brenda Hudson-Nelson, Chief Financial Officer, of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


/s/ Brenda Hudson-Nelson
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Brenda Hudson-Nelson,
Chief Financial Officer,
March 31, 2003